EXHIBIT 10.4


                            SI HANDLING SYSTEMS, INC.

                        1992 INCENTIVE STOCK OPTION PLAN

         SECTION 1. PURPOSE. The purpose of the 1992 Incentive Stock Option Plan
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(the "Plan") of SI Handling Systems,  Inc. (the  "Corporation") is to assist the
Corporation and its subsidiaries in attracting and retaining employees of outstanding competence by providing an incentive which permits those employees responsible for the Corporation's growth to share directly in that growth and to further the identity of their interests with those of the stockholders of the Corporation.

         SECTION 2.  ADMINISTRATION  OF THE PLAN. The Plan shall be administered
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by the  Compensation  Committee  (the  "Committee")  appointed  by the  Board of
Directors (the "Board") of the Corporation and consisting of not less than three of those members of the Board who are not, and have not been for at least one year, eligible to participate in the Plan. The Board shall also appoint the Chairman of the Committee.

         The Committee shall have authority in its discretion, but subject to the provisions of the Plan and the restrictions of the Internal Revenue Code, and Regulations promulgated thereunder regarding incentive stock options, to (a) determine the terms of all options granted under the Plan including, without limitation: (i) the purchase price of the common stock covered by each option,
(ii) subject to the approval of the Board, the employees to whom, and the time or times at which, options shall be granted, (iii) when an option can be exercised and whether in whole or in installments, and (iv) the number of shares covered by each option, and (b) to interpret the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee's determination on the foregoing matters shall be conclusive. All determinations of the Committee shall be made by not less than a majority of its members. The Committee may designate the Secretary or any employee of the Corporation to assist the Committee in the administration of the Plan.

         SECTION  3.  STOCK  AVAILABLE.  The stock  subject to the Plan shall be
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authorized but unissued or treasury  shares of common stock of the  Corporation.
The amount of such common stock which is hereby reserved for issuance and authorized to be issued pursuant to the Plan is 50,000. The total number of such shares, however, shall be subject to adjustment in accordance with Section 11 of this Plan. Except as provided in Section 9 hereof, if any option granted under this Plan shall expire, terminate or be cancelled, for any reason, without having been exercised in full, the corresponding number of unpurchased shares which were reserved for issuance upon exercise thereof shall again be available for purpose of this Plan.

         SECTION 4. TIME OF  GRANTING  OF  OPTIONS.  The  effective  date of the
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granting of an option (the "Granting Date"),  shall be the date specified by the
Committee in its determination or designation relating to the award of such option, whereupon a written option agreement shall promptly be executed and delivered by or on behalf of the Corporation and the grantee, provided that such grant of an option shall expire if a written option agreement is not signed by such grantee and returned to the Corporation within 30 days from the Granting Date.

         SECTION 5.  ELIGIBILITY.  Options may be granted only to key  employees
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(which term shall be deemed to include  officers but not  directors  who are not employees) who on the Granting Date are in the employ of the Corporation or any of its present and future subsidiary companies, as defined in Section 425 of the Internal Revenue Code as the same shall be amended from time to



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time.  Options may be granted to eligible  employees whether or not they hold or have held options under the Plan or under previously adopted plans. However, no option may be granted under this Plan to an otherwise eligible employee if, at the time the option would have been granted for this provision, such employee owns stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its subsidiaries unless the price per share in such option is not less than one hundred ten percent (110%) of the fair market value of the Corporation's common stock on the Granting Date and, the provisions of Section 8(a) hereof notwithstanding, the term thereof shall be no greater than five (5) years after the Granting Date.

         SECTION 6. OPTION  PRICES.  The option  price or prices per share to be
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specified in each option  agreement  will be  determined by the  Committee,  but shall not be less than the fair market value of the Corporation's common stock on the Granting Date, as determined by the Committee in accordance with Internal Revenue Code provisions and regulations from time to time in effect with respect to incentive stock options.

         SECTION 7. LIMITATIONS ON AMOUNT OF OPTIONS GRANTED. The aggregate fair
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market value  (determined  as of the  Granting  Date) of the stock for which any eligible  employee may be granted  options in any calendar year (under this Plan
and  all  other   incentive  stock  option  plans  of  the  Corporation  or  its subsidiaries) shall not exceed $100,000.00, plus any unused limit carry-over to such year as provided in Section 422A(c)(4) of the Internal Revenue Code as the same shall be amended from time to time.

         SECTION 8.  TERMS OF OPTIONS.
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         a) Required  Provisions.  Each option  granted  under the Plan shall be
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nontransferable  otherwise  than by will  or  under  the  laws  of  descent  and distribution, may be exercised during the lifetime of the grantee only by him and (except in the event of death or disability) may be exercised only after six months from disability) may be exercised only after six months from the Granting Date and (except in the event of death, disability or retirement) while the optionee remains in the employ of the Corporation or a subsidiary. Each option shall expire at the earliest of (i) ten years after the Granting Date, (ii) three months after the retirement of the grantee, or (iii) one year after death or disability of the grantee. Each option shall by its terms comply with the specific requirement of Section 422A(b)(7) of the Internal Revenue Code (which
prevents  the  exercise  of  such   incentive   stock  option  while  there  are
"outstanding," within the meaning of Section 422A(c)(7) of the Internal Revenue Code, certain other incentive options granted by the Corporation to such employee).

         b) Other Provisions. Each option agreement (and amendments thereof) may
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contain such terms and provisions consistent with the requirements of this Plan, as the Committee in its discretion shall determine including such terms and provisions as shall be requisite to cause the options to qualify as "incentive" stock options under Section 422A of the Internal Revenue Code of 1954, as amended. Option agreements need not be identical.

         SECTION 9.  PURCHASES OF OPTIONS AND COMMON  STOCK BY THE  CORPORATION.
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With the approval of the Board, and in accordance with the recommendation of the
Committee, any option agreement may provide that the holder thereof shall have the right after the expiration of six months following the Granting Date (except that in the event of death or disability of the grantee this six month limitation shall not apply), subject to the consent of the Committee given at its discretion after the holder's exercise of such right, to require the Corporation to purchase for cancellation all or a part of the option (to the extent specified in the option agreement and consented to by the Committee) at a cash price or in common stock (or any combination of cash or common stock as the Committee in its discretion shall determine) equal in value to the excess of the fair market value of such share



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of common stock covered by the option or portion  thereof  purchased  (such fair market value to be determined as of the date of such written notice) over the option price; provided, however, that such purchase obligation shall always be subject to the condition that the purchase shall not violate the terms of any agreement to which the Corporation is or may hereafter become a party and shall be permitted by law. With similar approval and authorization, the Corporation may purchase any option granted under this Plan from any grantee who desires to sell the same at the appropriate price specified above. Any election by a grantee of an option made pursuant to this Section 9 shall be exercised only during the period beginning on the third business day following the date of release for publication of quarterly or annual summary statements of sales and earnings of the Corporation, and ending on the twelfth business day following such date. Shares of common stock reserved for issuance upon exercise of options so purchased and shares of stock so purchased shall not again be available for the purposes of the Plan.

         SECTION 10. MEDIUM OF PAYMENT.  The option price  specified in the Plan
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shall be payable  either in United  States  dollars  or, with the consent of the
Committee, with stock of the Corporation.

         SECTION 11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Notwithstanding
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any  other  provision  of the Plan,  the  option  agreements  may  contain  such provision as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding option and the option prices in the event of changes in the outstanding common stock of the Corporation by reason of stock dividends, stock splits, recapitalization,
mergers,  consolidations,   combinations  or  exchanges  of  shares,  split-ups,
split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to common stockholders other than cash dividends, and in the event of any such change in the outstanding common stock of the Corporation, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual shall be appropriately adjusted by the Committee.

         SECTION 12. TERMINATION AND AMENDMENT. The Plan shall terminate on, and
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no option shall be granted  thereunder  after,  July 8, 2002. The Board may also terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, including such modifications or amendments as it shall deem advisable in order to cause certain stock options to qualify as "incentive stock options" under Section 422A of the Internal Revenue Code or to conform to any change in any law or regulation applicable thereto; provided, however, that the Board may not, without further approval by the holders of a majority of the outstanding stock of the Corporation having general voting power: (a) increase the maximum number of shares for which options may be granted under the Plan in the aggregate, (b) change the provisions of the Plan regarding the option price to be specified in each option agreement, (c) lengthen the period during which options may be granted or remain outstanding, or (d) enlarge the requirements as to the class of employees eligible to receive options. Nothing herein contained shall, however, be deemed to prevent the Committee from authorizing amendments of outstanding options including the reduction of the option prices (or the granting of new options at lower prices upon cancellation of outstanding options), so long as all options granted outstanding at any one time shall not call for issuance of more shares of common stock than those provided for in
Section 3 and so long as the provisions of any amended option would have been permissible under the Plan if such option had been originally granted as of the date of such amendment. No termination, modification, or amendments of the Plan may, without the consent of the employee, adversely affect the rights of such employee under an option previously granted to him.

         SECTION 13.  GOVERNMENT AND OTHER  REGULATIONS  AND  RESTRICTIONS.  The
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obligation of the  Corporation to issue common stock upon execution of an option agreement shall be subject to all applicable laws, rules and regulations and to such approvals by governmental agencies as may be


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required.  Shares of common  stock  acquired  pursuant  to the Plan shall not be sold, transferred or otherwise disposed of unless and until either (a) such shares shall have been registered by the Corporation under the Securities Act of 1933, as amended (the "Securities Act"), (b) the Corporation shall have received either a "no action" letter from the Securities and Exchange Commission or an opinion of counsel acceptable to the Corporation to the effect that such sale, transfer or disposition of the shares is made pursuant to Rule 144 of the General Rules and Regulations promulgated under the Securities Act, as the same may from time to time be in effect, and the Corporation shall have received an opinion of counsel acceptable to the Corporation to such effect. In the event that at the time an option is exercised there shall not be on file with the Securities and Exchange Commission an effective Registration Statement under the Securities Act covering the shares of common stock to be issued pursuant thereto the Corporation's obligation to deliver the shares are subject to the further condition that the employee will execute and deliver to the Corporation an undertaking in form and substance satisfactory to the Corporation that (i) it is his intention to acquire and hold such shares for investment and not for the resale or distribution thereof, (ii) the shares will not be sold without registration or exemption from the requirement of registration under the Securities Act, and (iii) he will indemnify the Corporation for any costs, liabilities and expenses which it may sustain by reason of any violation of the Securities Act, or any other law regulating the sale or purchase of securities occasioned by any act on his part with respect to such shares. The Corporation may require that any certificate or certificates evidencing shares issued pursuant to the Plan bear a restrictive legend intended to effect compliance with the Securities Act or any other applicable regulatory measures, and stop transfer instructions may be given with respect to the certificates representing the shares may be given to the transfer agent.

         SECTION 14.  REGISTRATION  OF SHARES.  The Corporation may but shall be
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under no obligation to register any shares of common stock under the  Securities
Act. However, an option agreement may make appropriate and reasonable provision for the registration of common stock acquired thereunder. The Corporation, at its election, may undertake to pay all fees and expenses of each such registration, other than an underwriter's commission, if any.

         SECTION  15. NO RIGHTS IN COMMON  STOCK.  No  employee  shall  have any
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interest in or be entitled to any voting  rights or dividends or other rights or privileges of stockholders of the Corporation with respect to any shares of common stock unless, and until, shares of common stock are actually issued to such employee following exercise of an option and then only from the date the employee becomes the record owner thereof.

         SECTION 16.  SUCCESSORS.  The  provisions  of the Plan shall be binding
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upon and inure to the benefit of all successors of any person  receiving  common stock of the Corporation pursuant to the Plan, including, without limitation, the estate of such person and the executors, administrators or trustees thereof, the heirs and legatees of such person, and any receiver, trustee in bankruptcy or representative of creditors of such person.

         SECTION  17.  CORPORATION'S  RIGHT  TO  TERMINATE  EMPLOYMENT.  Nothing
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contained  in the  Plan or in any  Purchase  Agreement  shall  confer  upon  any employee a right to continue in the employ of the Corporation or any of its subsidiaries or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the employment of any employee at any time, with or without cause.

         SECTION 18. ACTION BY CORPORATION  AND THE BOARD.  Neither the adoption
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of the Plan by the  shareholders  nor the  issuance  of  common  stock  pursuant thereto shall impair the right of the Corporation, its stockholders or the Board to make or effect any adjustments, recapitalizations or other change in the common stock referred to in Section 11, any change in the Corporation's



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business,  any issuance of debt  obligations or stock by the  Corporation or any
grant  of  options  on  stock  of  the  Corporation,   or  any  other  incentive
compensation arrangement.

         SECTION 19.  RELIANCE  ON REPORTS.  Each member of the Board and of the
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Committee  shall be fully  justified in relying or acting in good faith upon any reports or other information furnished in connection with the Plan by any person or persons. In no event shall any person who is or shall have been a member of the Board or of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken or failure to act, if in good faith.

         SECTION 20. PRONOUNS.  Masculine  pronouns and other words of masculine
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gender shall refer to both men and women.

         SECTION 21.  EFFECTIVE DATE OF PLAN. The Plan shall become effective on
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the date the Plan is adopted by the  stockholders  of the  Corporation,  but not sooner than July 8, 1992.